Exhibit 4.7

GRM

Graham Packaging Company Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK	SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT	CUSIP 384701 10 8

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.01 PAR VALUE OF

GRAHAM PACKAGING COMPANY INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this

Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

/s/ Michael L. Korniczky	/s/ William E. Hennessey
Vice President, General Counsel and Secretary	Vice President, Treasurer and Controller

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(New York, NY)

TRANSFER AGENT

AND REGISTRAR BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT– .......... Custodian ..........
TEN ENT – as tenants by the entireties	(Cust) (Minor)
JT TEN – as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act.................................... (State)
UNIF GIFT MIN ACT– Custodian

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________________________________
____________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.